UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2013

General Motors Financial Company, Inc.

(Exact name of registrant as specified in its charter)

Texas	1-10667	75-2291093
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

801 Cherry Street, Suite 3500, Fort Worth, Texas 76102

(Address of principal executive offices, including Zip Code)

(817) 302-7000

(Registrant’s telephone number, including area code)

(Not Applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 to Form 8-K (“Amendment No. 1”) is being filed to amend the current report on Form 8-K (the “Initial 8-K”) filed with the Securities and Exchange Commission on June 7, 2013, by General Motors Financial Company, Inc. (“GM Financial” or the “Company”), which was filed to report that the Company had completed a transaction under which it acquired Ally Financial Inc.’s (“Ally”) equity interests in Ally’s top-level holding companies that comprise Ally’s auto finance and financial services business in France and Portugal. This Amendment No. 1 is being filed to provide the required historical financial statements and unaudited pro forma financial information not required to be included in the Initial 8-K.

Forward-Looking Statements

Except for the historical information contained herein, the matters disclosed herein include forward-looking statements which are the Company’s current views with respect to future events and financial performance. These forward-looking statements are subject to many assumptions, risks and uncertainties that could cause actual results to differ significantly from historical results or those anticipated by the Company. The most significant of these risks are detailed from time to time in the Company’s filings and reports with the Securities and Exchange Commission including the Company’s annual report on Form 10-K for the year ended December 31, 2012 and the Company’s quarterly report on Form 10-Q for the three months ended March 31, 2013. If one or more of these risks or uncertainties materializes, or if underlying assumptions prove incorrect, the Company’s actual results may vary materially from those expected, estimated or projected. Actual events or results may differ materially. It is advisable not to place undue reliance on any forward-looking statements. The Company undertakes no obligation to, and does not, publicly update or revise any forward-looking statements, except as required by federal securities laws, whether as a result of new information, future events or otherwise.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired

The following financial statements for the international auto finance and financial services businesses of Ally (“Ally-IO”) are filed as Exhibit 99.1 hereto and incorporated by reference herein: unaudited combined balance sheets of Ally-IO as of March 31, 2013 and December 31, 2012, and the related unaudited combined statements of comprehensive income, changes in invested equity, and statement of cash flows for the three months ended March 31, 2013 and March 31, 2012.

The following financial statements for Ally-IO are filed as Exhibit 99.2 hereto and incorporated by reference herein: audited combined balance sheets of Ally-IO as of December 31, 2012 and 2011, and the related combined statements of comprehensive income, changes in invested equity, and cash flows for each of the three years ended December 31, 2012, and the report of the independent registered public accounting firm related thereto.

(b) Pro Forma Financial Information

The pro forma financial information reflecting the acquisition of the international auto finance and financial services businesses of Ally in Europe and Latin America, other than Brazil, is hereby incorporated by reference to Exhibit 99.3 hereto.

(c) Not Applicable

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Unaudited combined balance sheets of Ally-IO as of March 31, 2013 and December 31, 2012, and the related unaudited combined statements of comprehensive income, changes in invested equity, and statement of cash flows for the three months ended March 31, 2013 and March 31, 2012

99.2	Audited combined balance sheets of Ally-IO as of December 31, 2012 and December 31, 2011, and the related combined statements of comprehensive income, changes in invested equity, and cash flows for each of the three years ended December 31, 2012, and the report of the independent registered public accounting firm related thereto

99.3	Unaudited Pro Forma Condensed Combined Financial Statements as of and for the three months ended March 31, 2013 and for the year ended December 31, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Motors Financial Company, Inc.
(Registrant)

Date: August 19, 2013	By:	/S/ CHRIS A. CHOATE
Chris A. Choate
Executive Vice President, Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

99.1	Unaudited combined balance sheets of Ally-IO as of March 31, 2013 and December 31, 2012, and the related unaudited combined statements of comprehensive income, changes in invested equity, and statement of cash flows for the three months ended March 31, 2013 and March 31, 2012

99.2	Audited combined balance sheets of Ally-IO as of December 31, 2012 and December 31, 2011, and the related combined statements of comprehensive income, changes in invested equity, and cash flows for each of the three years ended December 31, 2012, and the report of the independent registered public accounting firm related thereto

99.3	Unaudited Pro Forma Condensed Combined Financial Statements as of and for the three months ended March 31, 2013 and for the year ended December 31, 2012